EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Venoco, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2013, amended by Amendment No. 1 thereto, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ EDWARD J. O’DONNELL
Edward J. O’Donnell
Chief Executive Officer
April 11, 2014

/S/ TIMOTHY A. FICKER
Timothy A. Ficker
Chief Financial Officer
April 11, 2014